         As filed with the Securities and Exchange Commission September 22, 1998
                                                      Registration No. 333-
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            -------------------------

                          OMNIS TECHNOLOGY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                       ----------------------------------

           DELAWARE                                             94-3046892
(STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

                            681 INDUSTRIAL BOULEVARD
                              SAN CARLOS, CA 94010
                                 (650) 632-7124

       (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
               CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                       ----------------------------------

                  1994 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
                                 1996 STOCK PLAN
                          1993 DIRECTORS' WARRANT PLAN
                           1993 ADVISORS' WARRANT PLAN
                            (FULL TITLE OF THE PLAN)
                       ----------------------------------

                                KENNETH P. HOLMES
                       INTERIM CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                OMNIS TECHNOLOGY
                                   CORPORATION
                            681 INDUSTRIAL BOULEVARD
                              SAN CARLOS, CA 94010

            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                       ----------------------------------

                                    Copy to:
                             BRUCE M. MCNAMARA, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                            PALO ALTO, CA 94304-1050
                                 (650) 493-9300
                          ----------------------------

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================================
                                                                                         PROPOSED       PROPOSED
                                                                                         MAXIMUM        MAXIMUM
                         TITLE OF EACH CLASS                             AMOUNT          OFFERING       AGGREGATE       AMOUNT OF
                           OF SECURITIES TO                               TO BE           PRICE         OFFERING      REGISTRATION
                            BE REGISTERED                              REGISTERED      PER SHARE(1)       PRICE            FEE
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.10 par value
  - Newly reserved under the 1994 Employee Stock Purchase Plan,
     as amended...................................................   210,000 shares      $0.4687        $  98,427        $29.83
  - Newly reserved under the 1996 Stock Plan......................   470,000 shares      $0.4687        $ 220,289        $66.75
  - Newly reserved under the 1993 Advisors' Warrant Plan..........    82,500 shares      $0.4687        $  38,668        $11.72
  - Newly reserved under the 1993 Directors' Warrant Plan.........   160,000 shares      $0.4687        $  74,992        $22.72
===================================================================================================================================

(1) The Proposed Maximum Offering Price Per Share ("Offering Price") was estimated in accordance with Rules 457(c) and 457(h) under the Securities Act of 1933, as amended (the "Act"), based on the average of the high and low price of the Registrant's Common Stock reported by the NASDAQ Bulletin Board on September 15, 1998.

                          OMNIS TECHNOLOGY CORPORATION
                       REGISTRATION STATEMENT ON FORM S-8

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

     There are hereby incorporated by reference in this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission:

          (a) Registrant's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998, filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act");

          (b) Registrant's Current Report on Form 8-K filed June 16, 1997 pursuant to Section 13(a) of the Exchange Act.

          (c) Registrant's definitive proxy statement dated August 15, 1997, filed in connection with the September 16, 1997 Annual Meeting of Stockholders of the Company;

          (d) The description of the Registrant's capital stock set forth in the Registrant's Registration Statement on Form 8-A filed with the Commission on December 22, 1987;

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act on or after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.


ITEM 4.   DESCRIPTION OF SECURITIES.

     Not applicable.


ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.


ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant's Restated Certificate of Incorporation, as amended (the "Certificate"), provides that, pursuant to Delaware law, its directors shall not be liable for monetary damages for breach of the directors' fiduciary duty as a director to the Registrant and its stockholders. This provision in the Certificate does not eliminate the directors' fiduciary duty, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

     In addition, the Registrant's Bylaws provide that the Registrant will indemnify its directors and officers and may indemnify its employees and other agents to the fullest extent permitted by law. The Registrant believes that indemnification under its Bylaws covers at least negligence and gross negligence by indemnified parties, and permits the Registrant to advance litigation expenses in the case of stockholder derivative actions or other actions, against an undertaking by the indemnified party to repay such advances if it is ultimately determined that the indemnified party is not entitled to indemnification. The Registrant has purchased liability insurance for its officers and directors.

     The Registrant has entered into separate indemnification agreements with its directors and officers. These agreements require the Registrant among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from actions not taken in good faith or in a manner the indemnitee believed to be opposed to the best interests of the Registrant), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified and to obtain directors' liability insurance if available on reasonable terms. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission (the "Commission"), such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. The Registrant believes that its Certificate of Incorporation and Bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.


ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.


ITEM 8.   EXHIBITS.

          Exhibit
          Number
          -------
            5.1          Opinion of Counsel as to legality of securities being registered.

           10.1          1996 Stock Plan and form of option agreement.(1)

           10.2          1993 Advisors' Warrant Plan and form of Warrant.(2)

           10.3          1993 Directors' Warrant Plan and form of Director's Warrant.(2)

           10.4          1994 Employee Stock Purchase Plan, as amended, and form of subscription agreement.(3)

           23.1          Independent Auditors' Consent.

           23.2          Consent of Counsel (contained in Exhibit 5.1 hereto).

           24.1          Power of Attorney (see p. 5).

(1) Incorporated herein by reference to the Registrant's Annual Report on Form 10-K, as amended, for the fiscal year ended March 31, 1997, filed by the Registrant with the Commission on July 29, 1997.
(2) Incorporated herein by reference to the Registrant's Registration Statement on Form S-8 (Registration Number 33-81008) filed June 30, 1994.
(3) Incorporated herein by reference to the Registrant's Registration Statement on Form S-8 (Registration Number 333-38449) filed October 22, 1997.

ITEM 9.   UNDERTAKINGS.

     The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (5) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director , officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Bruno, State of California, on this 16th day of September, 1998.


                                    OMNIS TECHNOLOGY CORPORATION



                                    By: /s/ KENNETH P. HOLMES
                                        ------------------------------------
                                        Kenneth P. Holmes,
                                        Interim Chief Executive Officer and
                                        Chief Financial Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth P. Holmes, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




         Signature                                Title                             Date
----------------------------       -----------------------------------       ------------------
/s/ KENNETH P. HOLMES              Interim Chief Executive Officer and       September 16, 1998
----------------------------       Chief Executive Officer; Director
Kenneth P. Holmes                  (Principal Executive Officer and
                                   Principal Financial Officer)

/s/ PHILLIP BARRETT                Director                                  September 16, 1998
----------------------------
Phillip Barrett


/s/ GERALD CHEW                    Director                                  September 16, 1998
----------------------------
Gerald Chew


/s/ RICHARD J. HANSCHEN            Director                                  September 16, 1998
----------------------------
Richard J. Hanschen


/s/ DOUGLAS MARSHALL               Director                                  September 16, 1998
----------------------------
Douglas Marshall


/s/ GEOFFREY WAGNER                Director                                  September 16, 1998
----------------------------
Geoffrey Wagner

                                INDEX TO EXHIBITS


Exhibit No.                              Description
-----------                              -----------
    5.1        Opinion of Counsel as to legality of securities being registered.

   10.1        1996 Stock Plan and form of option agreement.(1)

   10.2        1993 Advisors' Warrant Plan and form of Warrant.(2)

   10.3        1993 Directors' Warrant Plan and form of Director's Warrant.(2)

   10.4        1994 Employee Stock Purchase Plan, as amended, and form of subscription agreement.(3)

   23.1        Independent Auditors Consent.

   23.2        Consent of Counsel (contained in Exhibit 5.1 hereto).

   24.1        Power of Attorney (see p. 5).

(1) Incorporated herein by reference to the Registrant's Annual Report on Form 10-K, as amended, for the fiscal year ended March 31, 1997, filed by the Registrant with the Commission on July 29, 1997.
(2) Incorporated herein by reference to the Registrant's Registration Statement on Form S-8 (Registration Number 33-81008) filed June 30, 1994.
(3) Incorporated herein by reference to the Registrant's Registration Statement on Form S-8 (Registration Number 333-38449) filed October 22, 1997.